Exhibit 10.1
                               FIRST AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                                CARR REALTY, L.P.


     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CARR REALTY, L.P. (this "First Amendment"), dated January 22, 1998, is entered into by CarrAmerica Realty Corporation, a Maryland corporation, as general partner (the "General Partner") of Carr Realty, L.P. (the "Partnership"), for itself and on behalf of the limited partners of the Partnership (including the General Partner), and the persons listed on Schedule A hereto (each, a "Contributor").

     WHEREAS, on the date hereof, each Contributor is receiving Class C units of limited partnership interest ("Class C Units") in the Partnership in exchange for such Contributor's limited partnership interest in Square 24 Associates, a District of Columbia limited partnership in which the Partnership is the sole general partner, pursuant to a closing under a certain Contribution Agreement by and between the Partnership and such Contributor;

     WHEREAS, under the authority granted to the General Partner pursuant to
Section 4.2.A. of the Third Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), the General Partner desires to amend the Partnership Agreement (i) to conform the Redemption Right with respect to Class C Units to that with respect to Class A Units, (ii) to admit each Contributor as an Additional Limited Partner of the Partnership, and (iii) to amend and restate Exhibit A to the Partnership Agreement to reflect the admission of each Contributor as an Additional Limited Partner and the holder of a specified number of Class C Units; and

     WHEREAS, each Contributor is agreeing to become, upon execution hereof, a party to the Partnership Agreement and to be bound by all of the terms, conditions and other provisions of the Partnership Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

     1. Section 4.2.F.(3) hereby is amended by deleting such Section 4.2.F.(3) in its entirety.


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     2. Under the authority granted to the General Partner by Section 4.2.A., in accordance with the requirements of Section 4.2.F.(5), and pursuant to certain Contribution Agreements, dated as of various dates in January 1997, by and between Carr Realty, L.P. and certain partners in Square 24 Associates, Exhibit
A hereby is amended by replacing such Exhibit A with the Exhibit A attached to this First Amendment, and each Contributor hereby is admitted to the Partnership as an Additional Limited Partner holding Class C Units.

     3. Each Contributor hereby agrees to become a party to the Partnership Agreement and to be bound by all of the terms, conditions and other provisions of the Partnership Agreement.

                                     * * * *

     All capitalized terms used in this First Amendment and not otherwise defined shall have the meanings assigned in the Partnership Agreement. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms.


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     IN WITNESS WHEREOF, the undersigned has executed this First Amendment as of the date first set forth above.


                                CARRAMERICA REALTY CORPORATION,
                                as General Partner of Carr Realty, L.P.
                                and on behalf of existing Limited Partners



                                By:    /s/ Debra A. Volpicelli
                                       -----------------------------------------
                                Name:  Debra A. Volpicelli
                                       -----------------------------------------
                                Title: Treasurer and Controller
                                       -----------------------------------------




                                CONTRIBUTORS



                                By:    /s/ Brian K. Fields
                                       -----------------------------------------
                                Name:  Brian K. Fields
                                       -----------------------------------------
                                       As Attorney-in-Fact for each of the
                                       Holders listed on Schedule A attached
                                       hereto